August 17, 2016

DBX ETF TRUST

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Deutsche X-trackers FTSE Emerging Comprehensive Factor ETF

Deutsche X-trackers Russell 1000 Comprehensive Factor ETF

(the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information,

dated November 6, 2015, as supplemented

Effective trade date Monday, August 22, 2016, the creation and redemption transaction fees for the Funds will be adjusted as set forth below. Accordingly, effective that date, the Prospectus and Statement of Additional Information for the Funds are revised as follows:

The section of the Prospectus entitled “Fund Details – Dividends and Distributions – Transaction fees” is hereby replaced with the following:

Transaction fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below.

Fund	Fee
Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF	$3,000
Deutsche X-trackers FTSE Emerging Comprehensive Factor ETF	$5,000
Deutsche X-trackers Russell 1000 Comprehensive Factor ETF	$1,000

The section of the Statement of Additional Information entitled “Creation and Redemption of Creation Units – Creation Transaction Fee” is hereby replaced with the following:

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the cash in lieu portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard creation transaction fee:

Fund	Fee
Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF	$3,000
Deutsche X-trackers FTSE Emerging Comprehensive Factor ETF	$5,000
Deutsche X-trackers Russell 1000 Comprehensive Factor ETF	$1,000

The first three full paragraphs and the accompanying table of the section of the Statement of Additional Information entitled “Creation and Redemption of Creation Units – Redemption Transaction Fee” are hereby replaced with the following:

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redeeming investor may be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds. The standard redemption transaction fees are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard redemption transaction fee:

Fund	Fee
Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF	$3,000
Deutsche X-trackers FTSE Emerging Comprehensive Factor ETF	$5,000
Deutsche X-trackers Russell 1000 Comprehensive Factor ETF	$1,000

Redemption requests for Creation Units of any Fund must be submitted by or through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, to the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by a Fund’s remaining shareholders.

Please retain this supplement for future reference.